(ICON)

Prudential
Small
Companies
Fund, Inc.

SEMI
ANNUAL
REPORT

March 31, 1997
(LOGO)

Prudential Small Companies Fund, Inc.

Performance At A Glance.

We are pleased to report that the Prudential Small Companies Fund experienced a significant gain over the last six months. This is particularly noteworthy since small company stocks in general, as well as the average small company growth fund measured by Lipper Analytical Services, suffered losses during that time. Your Fund's value investment style, which emphasizes purchasing stocks of quality companies at attractive prices, helped it perform significantly better than the average small company fund.

Cumulative
Total
Returns1
As of 3/31/97
                                Six         One        Five        Ten          Since
                               Months       Year       Years      Years       Inception2
               Class A           9.8%        20.5%      101.6%      N/A           182.9%
               Class B           9.4         19.7        94.1      182.6%         575.2
               Class C           9.4         19.7        N/A        N/A            55.5
               Class Z           9.9         20.8        N/A        N/A            23.1
              Lipper Small
              Co. Growth Fds3   -4.7          4.7        87.0      195.1          ***

Average
Annual Total
Returns1
As of 3/31/97
                                            One        Five        Ten          Since
                                            Year       Years      Years       Inception2
               Class A                       14.5%       13.9%      N/A            14.8%
               Class B                       14.7        14.1       10.9%          12.4
               Class C                       18.7         N/A       N/A            18.0
               Class Z                       20.7         N/A       N/A            21.1

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

2Inception dates: 1/22/90 Class A; 11/13/80 Class B; 8/1/94 Class C; 3/1/96 Class Z.

3Lipper average returns are for 425 funds for six months, 386 funds for one year, 105 funds for five years, and 49 funds for 10 years.

***The Lipper Since Inception category cumulative total return for Class A shares is 181.8% which includes 75 funds; for Class B is 541.9% for 15 funds; for Class C is 44.8% for 257 funds; and Class Z is 4.7% for 392 funds.

   How Investments Compared.
      (As of 3/31/97)
          (GRAPH)

  U.S.     General    General       U.S.
Growth      Bond     Muni Debt    Taxable
 Funds     Funds      Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Taxable Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Roger Ford and Jay S. Kaplan, Fund Managers
Portfolio
Managers'
Report
(PHOTOS)

The Prudential Small Companies Fund invests in stocks of small companies mostly located in the U.S. We follow a strict value investment style, looking for bargain stocks whose prices we think will move higher. These stocks offer higher return potential when adjusted for risk although historically stocks of small companies have fluctuated a great deal. There can be no assurance that the Fund will achieve its investment objective.

Value Investors.
We are value investors. We prefer to pay low prices for stocks that have yet to be discovered by many other investors. To find these special companies, we may visit as many as 400 senior executives a year to talk to them about their their strategies, their financial objectives, and their prospects.

Strategy Session.
We believe our long-term strategy of buying good small companies at attractive prices is paying off. As such, we made no significant strategy shifts over the past six months. We continue to look stock-by-stock for good, smaller companies that we believe are temporarily undervalued by other investors. We focus less on trying to identify broader market sectors or industries that may perform well.

During the period, we found attractively priced stocks in the industrial and financial industries, where we continue to find attractive opportunities. These turned out to be two of the better performing areas of the stock market in the last six months, as measured by the Russell 2000 Index and the broader market, as measured by the Standard & Poor's 500 Index.

Many small company stock mutual funds employ a strategy called momentum investing -- buying stocks with increasing earnings despite their sometimes lofty prices. This strategy generally works in steadily rising stock markets, but it began to lose favor last year as investors became increasingly concerned about rising interest rates and slowing corporate earnings.

Our approach of buying stocks we believe to be temporarily undervalued rather than chasing the soaring valuations of an ongoing bull market has permitted us to perform better than many other growth-oriented small company funds.

   Portfolio Breakdown.
Expressed as a percentage of
total investments as of 3/31/97.
        (PIE CHART)

What Went Well.

Value With a Capital "V."
Our value management style means we look for attractively priced, well-managed companies that are positioned well within their industry, with a unique product or service and few competitors.

One example is Regal Beloit, a maker of gearboxes. This company's stock fell last year after investors became impatient with earnings. So far this year, however, earnings improved and the company completed an acquisition that will increase its earnings. As a result, the company's stock has risen 40% in the six months ended March 31.

The stock price of Burr-Brown, a specialized semiconductor maker, rose 54% during the six months. This company is a cyclical one -- its fortunes rise and fall with business levels in its industry. We've owned this stock for some time, and when its price declined somewhat last fall, we saw an opportunity, so we bought more. We were pleased when it recovered strongly because the semiconductor cycle is now on the upswing.

Another strong performer, Blount International, is among our largest holdings. Blount is a conglomerate involved in a variety of unglamorous businesses, including manufacturing chain saw chains, hunting equipment and forest harvesting products. The company's outstanding management has helped it use its significant and increasing cash wisely to make strategic acquisitions and buy back company stock; improving its valuation significantly.

Five Largest
Holdings.
2.1%      Marshall Industries
          Electronics
2.0%      Applied Industrial
          Misc. Industrial
1.8%      Universal Health
          Hospital Management
1.7%      Blount International
          Misc. Industrial
1.7%      Kansas City Southern
          Railroads

Expressed as a percentage of total investments as of 3/31/97.

And Not So Well.

Utilities Disappoint.
While we're generally pleased with the Fund's performance during the past six months, there is always room for improvement. Some of our utility stocks did not perform as well as we hoped. Utilities were one of the poorest performing areas of the market overall. Fortunately, however, utilities were only a small portion of our Fund.

Also, one of our top holdings did not perform up to expectations during the period. The stock price of Methode Electronics, an electronic components maker, fell swiftly after a disappointing earnings announcement soured investors' perceptions of the firm's prospects. We still like the company's outlook, so we continue to hold this stock.

Looking Ahead.
We remain cautious. After six years of nearly nonstop increases, the broad stock market has fluctuated significantly in recent months. The March increase in interest rates, and the prospect of another rise, may have more negative implications for stocks. A slowing of corporate earnings growth could also make stocks vulnerable.

We believe, however, that the U.S. economy remains solid. That's one reason why we have placed such a significant emphasis on industrial stocks. We will continue our long-term strategy of searching for unloved and undervalued stocks, seeking buying opportunities when prices drop to attractive levels for what we view as irrational reasons.
-------------------------------------------------------------------------------
                                   1

President's Letter                                                May 14, 1997
(PHOTO)
                            We're On Your Side
Dear Shareholder:
The past few months were mixed for most U.S. stock and bond investors. The recent news was good: The Dow Jones Industrial Average set several record highs in May and long-term interest rates were easing. The average stock and bond mutual fund finished the four-month period ending in April in positive territory. It was a different story only a few weeks earlier when the Dow declined significantly from another record high set in mid-March, and long-term interest rates were at the highest levels in six months.

The reasons behind these recent market swings have been widely publicized -- higher interest rates and inflationary pressures. And while we are watching market developments closely, we are also very concerned about you and how you're dealing with events. We realize that staying the course during times of market uncertainty isn't easy. Here are some thoughts that may help:

- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

- Remember Your Time Horizon. If your investment goals are long term (several years or more), your time horizon should also be long term. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- We're On Your Side. Your Prudential Securities Financial Advisor or Prudential Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                   2

Portfolio of Investments
as of March 31, 1997
(Unaudited)                  PRUDENTIAL SMALL COMPANIES FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.6%
COMMON STOCKS--90.2%
------------------------------------------------------------
Aerospace/Defense--1.3%
  35,500     Doncasters PLC (ADR) (United
                Kingdom) (a)                       $    687,813
 169,300     Precision Castparts Corp.                8,634,300
                                                   ------------
                                                      9,322,113
------------------------------------------------------------
Automotive--1.5%
  59,300     Dura Automotive Systems, Inc. (a)        1,393,550
 338,300     Stant Corp.                              4,947,637
 266,300     Strattec Security Corp. (a)              4,660,250
                                                   ------------
                                                     11,001,437
------------------------------------------------------------
Building & Products--0.4%
 205,500     Cameron Ashley Building Product (a)      2,799,938
------------------------------------------------------------
Cellular Communications--0.7%
 529,800     Centennial Cellular Corp.                5,496,675
------------------------------------------------------------
Chemicals--0.9%
 549,700     Agrium, Inc. (Canada)                    7,008,675
------------------------------------------------------------
Computer Software & Services--1.1%
 277,600     Banctec, Inc. (a)                        7,078,800
  52,800     Sterling Software, Inc. (a)              1,458,600
                                                   ------------
                                                      8,537,400
------------------------------------------------------------
Consumer Services--0.9%
 134,200     Pittston Brink's Group                   3,388,550
 345,900     Right Management Consultants, Inc.
                (a)                                   3,329,288
                                                   ------------
                                                      6,717,838
------------------------------------------------------------
Containers & Packaging--2.5%
 255,900     ACX Technologies, Inc. (a)               4,926,075
  98,900     Applied Extrusion Technologies (a)       1,075,537
 185,400     Ball Corp.                            $  4,913,100
 487,300     U.S. Can Corp. (a)                       7,431,325
                                                   ------------
                                                     18,346,037
------------------------------------------------------------
Electrical Utilities--0.5%
 190,100     TNP Enterprises, Inc.                    4,063,388
------------------------------------------------------------
Electrical Equipment--2.0%
 276,700     Belden, Inc.                             9,857,437
  21,300     Lincoln Electric Co.                       686,925
 279,400     Woodhead Industries, Inc.                4,400,550
                                                   ------------
                                                     14,944,912
------------------------------------------------------------
Electronics--9.5%
 250,900     Berg Electronics Corp. (a)               7,150,650
 201,200     Burr-Brown Corp. (a)                     6,564,150
 308,700     Continental Circuits Corp. (a)           3,627,225
  17,700     Fluke Corp.                                785,437
 494,200     Marshall Industries (a)                 15,567,300
 739,800     Methode Eletronics, Inc., Class A       10,357,200
 256,100     Pfeiffer Vacuum Technology AG (ADR)
                (Germany) (a)                         5,698,225
 717,700     Pioneer Standard Electronics, Inc.       9,150,675
 335,200     Wyle Electronics                        11,271,100
                                                   ------------
                                                     70,171,962
------------------------------------------------------------
Environmental Services--0.6%
 248,270     BHA Group, Inc.                          4,530,928
------------------------------------------------------------
Financial Services--1.3%
 144,100     Finova Group, Inc.                       9,744,763
------------------------------------------------------------
Food Distribution--0.9%
 234,900     JP Foodservice, Inc. (a)                 6,489,113

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     3

Portfolio of Investments
as of March 31, 1997
(Unaudited)                  PRUDENTIAL SMALL COMPANIES FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Food/Drug Retail--2.1%
 255,900     Dominicks Supermarkets, Inc. (a)      $  5,885,700
 148,500     Riser Foods, Inc.                        4,919,062
 166,400     Suiza Foods Corp. (a)                    4,451,200
                                                   ------------
                                                     15,255,962
------------------------------------------------------------
Furniture--0.8%
 410,400     Furniture Brands International,
                Inc. (a)                              6,156,000
------------------------------------------------------------
Gas Pipelines--0.3%
 128,000     Western Gas Resources, Inc.              2,304,000
------------------------------------------------------------
Health Care Services--0.7%
 217,700     Maxicare Health Plans, Inc. (a)          5,469,713
------------------------------------------------------------
Hospital Supplies & Services--1.1%
 310,300     Sierra Health Services, Inc. (a)         7,873,863
------------------------------------------------------------
Hospital Management--1.8%
 416,500     Universal Health Services, Inc.,
                Class B (a)                          13,692,437
------------------------------------------------------------
Household Products--2.7%
 264,600     Libbey, Inc.                             8,268,750
 328,500     Premark International, Inc.              6,528,937
 254,500     The Rival Co.                            5,471,750
                                                   ------------
                                                     20,269,437
------------------------------------------------------------
Insurance--10.3%
 243,850     Allied Group, Inc.                       8,412,825
 110,400     Allmerica Financial Corp.                3,877,800
 382,600     AmVestors Financial Corp.                5,739,000
 180,600     Capital Re Corp.                         7,698,075
 198,300     Enhance Financial Services Group,
                Inc.                                  7,832,850
 158,500     Equitable of Iowa Companies (a)          7,925,000
  56,400     Everen Capital Corp.                     1,142,100
 339,500     Financial Security Assurance
                Holdings, Ltd.                     $ 11,245,937
 114,000     Liberty Corp.                            4,788,000
 110,000     Mmi Cos, Inc.                            2,805,000
 192,500     Philadelphia Consolidated Holding
                Corp. (a)                             5,540,391
 235,300     Poe & Brown, Inc.                        6,147,213
  72,200     Security-Connecticut Life Insurance
                Co.                                   3,258,025
                                                   ------------
                                                     76,412,216
------------------------------------------------------------
Leisure--0.5%
 183,500     WMS Industries, Inc.                     3,440,625
------------------------------------------------------------
Lodging/Gaming--1.1%
 512,900     Red Roof Inns, Inc. (a)                  8,078,175
------------------------------------------------------------
Machinery--1.7%
 323,700     Allied Products Corp.                    9,104,062
 223,900     Omniquip International, Inc. (a)         3,246,550
                                                   ------------
                                                     12,350,612
------------------------------------------------------------
Media--4.4%
  87,800     Central Newspapers, Inc.                 4,400,975
 930,100     Century Communications Corp.,
                Class A (a)                           4,301,713
 533,600     Granite Broadcasting Corp. (a)           5,135,900
 482,900     Heritage Media Corp. (a)                 8,873,287
 198,400     TCA Cable TV, Inc.                       6,001,600
 158,000     Young Broadcasting, Inc. (a)             3,811,750
                                                   ------------
                                                     32,525,225
------------------------------------------------------------
Medical Products--0.5%
 177,242     Vitalink Pharmacy Services, Inc.
                (a)                                   3,566,995
------------------------------------------------------------
Metals Processing--0.8%
 171,900     Ryerson Tull, Inc., Class A (a)          2,385,113
 141,200     Wolverine Tube, Inc. (a)                 3,671,200
                                                   ------------
                                                      6,056,313

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

Portfolio of Investments
as of March 31, 1997
(Unaudited)                  PRUDENTIAL SMALL COMPANIES FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Metals-Non Ferrous--0.4%
 137,800     Chase Brass Industries, Inc. (a)      $  2,790,450
------------------------------------------------------------
Miscellaneous Industrial--16.7%
 425,325     Applied Industrial Technologies,
                Inc.                                 14,886,375
  72,545     Block Drug Co., Inc., Class A            3,191,980
 304,900     Blount International, Inc., Class A     12,577,125
 225,100     Carlisle Companies, Inc.                 6,584,175
 249,000     Cascade Corp.                            3,828,375
 173,900     Clarcor, Inc.                            4,021,438
 210,500     Figgie International, Inc., Class A
                (a)                                   2,552,313
 217,400     Graco, Inc.                              6,250,250
 225,500     Greenfield Industries, Inc.              4,932,813
 571,700     Jason, Inc. (a)                          3,751,781
  35,000     Kaydon Corp.                             1,465,625
 253,982     Mark IV Industries, Inc.                 5,968,577
 214,000     Penn Engineering & Manufacturing
                Corp.                                 4,146,250
 275,500     Pentair, Inc.                            7,955,062
 482,100     Regal Beloit Corp.                      11,811,450
 145,200     Robbins & Myers, Inc.                    3,847,800
 130,300     Roper Industries                         5,488,887
 197,600     Standex International Corp.              5,162,300
 456,700     United Dominion Industries, Ltd.
                (Canada)                             11,132,062
 226,200     Varlen Corp.                             4,410,900
                                                   ------------
                                                    123,965,538
------------------------------------------------------------
Nursing Homes--0.4%
 377,200     GranCare, Inc. (a)                       3,206,200
------------------------------------------------------------
Oil & Gas Exploration/Production--4.1%
 247,100     Louis Dreyfus Natural Gas Corp.          3,768,275
 118,800     Mitchell Energy & Development
                Corp., Class A                        2,405,700
  80,050     Mitchell Energy & Development
                Corp., Class B                     $  1,641,025
  75,500     Monterey Resources, Inc.                 1,217,438
 269,700     Parker & Parsley Petroleum Co.           7,956,150
 366,300     Santa Fe Energy Resources, Inc.(a)       5,082,412
  14,500     St. Mary Land & Exploration Co.            373,375
 276,500     Vintage Petroleum, Inc.                  8,295,000
                                                   ------------
                                                     30,739,375
------------------------------------------------------------
Printing & Publishing--1.5%
 335,200     Big Flower Press Holdings, Inc. (a)      6,117,400
 233,500     World Color Press Inc. (a)               4,757,562
                                                   ------------
                                                     10,874,962
------------------------------------------------------------
Railroads--1.7%
 245,500     Kansas City Southern Industries,
                Inc.                                 12,275,000
------------------------------------------------------------
Regional Banks--1.1%
 189,700     Community First Bankshares, Inc.         5,880,700
  72,400     Peoples Heritage Financial Group         2,226,300
                                                   ------------
                                                      8,107,000
------------------------------------------------------------
Retail--1.5%
 143,750     Regis Corp.                              2,515,625
 307,900     Waban, Inc. (a)                          8,582,712
                                                   ------------
                                                     11,098,337
------------------------------------------------------------
Savings & Loan--2.3%
 264,200     Astoria Financial Corp.                  9,511,200
 141,650     Downey Financial Corp.                   2,868,412
 159,900     RCSB Financial, Inc.                     4,797,000
                                                   ------------
                                                     17,176,612

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

Portfolio of Investments
as of March 31, 1997
(Unaudited)                  PRUDENTIAL SMALL COMPANIES FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Specialty Chemicals--3.2%
 192,500     Cambrex Corp.                         $  6,448,750
 452,200     Lilly Industries, Inc., Class A          8,196,125
 185,400     Rogers Corp. (a)                         5,144,850
 365,900     Spartech Corp.                           4,116,375
                                                   ------------
                                                     23,906,100
------------------------------------------------------------
Steel--1.1%
 328,100     Quanex Corp.                             8,243,513
------------------------------------------------------------
Trucking & Shipping--3.3%
  16,750     Air Express International Corp.            531,813
   8,500     Expeditors International of
                Washington, Inc.                        204,000
 226,100     Harper Group, Inc.                       4,945,937
 517,800     Interpool, Inc.                          7,961,175
 511,350     Pittston Burlington Group (a)           10,738,350
                                                   ------------
                                                     24,381,275
                                                   ------------
             Total common stocks
                (cost $555,397,292)                 669,391,114
                                                   ------------
CORPORATE BOND--0.4%
$  2,679     Robbins & Myers, Inc.,
                Convertible,
             6.50%, 9/1/03
                (Misc. Industrial) (cost
                $2,679,000)                        $  3,141,128
                                                   ------------
             Total long-term investments
                (cost $558,076,292)                 672,532,242
                                                   ------------
SHORT-TERM INVESTMENT--10.2%
------------------------------------------------------------
Repurchase Agreement
  75,508     Joint Repurchase Agreement Account
                6.44%, 4/1/97
                (cost $75,508,000; Note 5)           75,508,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.8%
             (cost $633,584,292; Note 4)            748,040,242
             Liabilities in excess of other
                assets--(0.8%)                       (5,688,070)
                                                   ------------
             Net Assets--100%                      $742,352,172
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           March 31, 1997
                                                                                                                 --------------
Investments, at value (cost $$633,584,292).................................................................       $748,040,242
Receivable for investments sold............................................................................          3,556,274
Receivable for Fund shares sold............................................................................          2,460,283
Dividends and interest receivable..........................................................................            460,346
Deferred expenses and other assets.........................................................................             13,097
                                                                                                                 --------------
   Total assets............................................................................................        754,530,242
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................          4,773,184
Bank overdraft.............................................................................................          3,758,501
Payable for investments purchased..........................................................................          2,577,993
Management fee payable.....................................................................................            458,253
Distribution fee payable...................................................................................            409,792
Accrued expenses...........................................................................................            200,347
                                                                                                                 --------------
   Total liabilities.......................................................................................         12,178,070
                                                                                                                 --------------
Net Assets.................................................................................................       $742,352,172
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $    540,182
   Paid-in capital in excess of par........................................................................        587,917,015
                                                                                                                 --------------
                                                                                                                   588,457,197
   Accumulated net investment loss.........................................................................           (557,672)
   Accumulated net realized gain on investments............................................................         39,996,697
   Net unrealized appreciation on investments..............................................................        114,455,950
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $742,352,172
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($258,684,791 / 18,140,817 shares of common stock issued and outstanding)............................             $14.26
   Maximum sales charge (5% of offering price).............................................................                .75
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $15.01
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($393,804,047 / 29,564,183 shares of common stock issued and outstanding)............................             $13.32
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($6,051,279 / 454,258 shares of common stock issued and outstanding).................................             $13.32
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($83,812,055 / 5,858,964 shares of common stock issued and outstanding)..............................             $14.30
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

PRUDENTIAL SMALL COMPANIES FUND, INC.
SMALL COMPANIES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                             March 31, 1997
Income
   Dividends (net of foreign withholding taxes
      of $11,381)..............................    $  2,935,503
   Interest....................................       2,302,082
                                                  --------------
      Total income.............................       5,237,585
                                                  --------------
Expenses
   Management fee..............................       2,553,507
   Distribution fee--Class A...................         314,058
   Distribution fee--Class B...................       1,971,665
   Distribution fee--Class C...................          26,778
   Transfer agent's fees and expenses..........         598,000
   Reports to shareholders.....................         140,000
   Custodian's fees and expenses...............          80,000
   Registration fees...........................          63,000
   Legal fees and expenses.....................          15,000
   Audit fees and expenses.....................          13,000
   Directors' fees.............................          11,000
   Miscellaneous...............................           9,249
                                                  --------------
      Total expenses...........................       5,795,257
                                                  --------------
Net investment loss............................        (557,672)
                                                  --------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment transactions...      56,544,205
Net change in unrealized appreciation of
   investments.................................       9,838,391
                                                  --------------
Net gain on investments........................      66,382,596
                                                  --------------
Net Increase in Net Assets
Resulting from Operations......................    $ 65,824,924
                                                  --------------
                                                  --------------

PRUDENTIAL SMALL COMPANIES FUND, INC.
SMALL COMPANIES FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                       Ended         Year Ended
Increase (Decrease)                  March 31,      September 30,
in Net Assets                           1997            1996
Operations
   Net investment loss............  $   (557,672)   $    (579,529)
   Net realized gain on
      investments.................    56,544,205       96,387,630
   Net change in unrealized
      appreciation of
      investments.................     9,838,391      (17,952,802)
                                    ------------    -------------
   Net increase in net assets
      resulting from operations...    65,824,924       77,855,299
                                    ------------    -------------
Distributions from net realized
   capital gains (Note 1)
   Class A........................   (35,968,641)     (11,343,132)
   Class B........................   (62,311,633)     (17,645,142)
   Class C........................      (737,555)         (93,369)
   Class Z........................   (10,814,701)              --
                                    ------------    -------------
                                    (109,832,530)     (29,081,643)
                                    ------------    -------------
Fund share transactions (net of
   conversions) (Note 6)
   Proceeds from shares sold......   579,038,572      655,466,271
   Net asset value of shares
      issued in reinvestment of
      distributions...............   105,395,777       27,854,955
   Cost of shares reacquired......  (587,079,951)    (648,738,939)
                                    ------------    -------------
   Net increase in net assets from
      Fund share transactions.....    97,354,398       34,582,289
                                    ------------    -------------
Total increase....................    53,346,792       83,355,945
Net Assets
Beginning of period...............   689,005,380      605,649,435
                                    ------------    -------------
End of period.....................  $742,352,172    $ 689,005,380
                                    ------------    -------------
                                    ------------    -------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     8

Notes to Financial Statements (Unaudited)  PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Small Companies Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth, by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations : Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
--------------------------------------------------------------------------------
                                     -----
                                       9

Notes to Financial Statements (Unaudited)  PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended March 31, 1997.

PSI has advised the Fund that it has received approximately $47,000 in front-end sales charges resulting from sales of Class A shares during the six months ended March 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended March 31, 1997, it received approximately $350,000 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1997, the Fund incurred fees of approximately $536,000 for the services of PMFS. During the six months ended March 31, 1997, approximately $93,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to non-affliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were $25,104,008 and $29,307,130, respectively.

The federal income tax basis of the Fund's investments at March 31, 1997 was $633,593,388 and, accordingly, net unrealized appreciation for federal income tax purposes was $114,446,854 (gross unrealized appreciation--$130,258,064 gross unrealized depreciation--$15,811,210).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 1997, the Fund had a 7.84% undivided interest in the joint account. The undivided interest for the Fund represents $75,508,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 6.40%, in the principal amount of $315,000,000, repurchase price $315,056,000, due 4/1/97. The value of the collateral including accrued interest was $321,684,450.

CS First Boston Corp., 6.45%, in the principal amount of $250,000,000, repurchase price $250,044,792, due 4/1/97. The value of the collateral including accrued interest was $256,162,625.

Goldman, Sachs & Co. Inc., 6.50%, in the principal amount of $315,000,000, repurchase price $315,056,875, due 4/1/97. The value of the collateral including accrued interest was $321,300,771.

J.P. Morgan Securities, Inc., 6.00%, in the principal amount of $18,220,000, repurchase price $18,223,037, due 4/1/97. The value of the collateral including accrued interest was $18,584,479.

UBS Securities, Inc., 6.40% in the principal amount of $65,000,000, repurchase price $65,011,556, due 4/1/97. The value of the collateral including accrued interest was $66,300,284.
--------------------------------------------------------------------------------
                                     -----
                                       10

Notes to Financial Statements (Unaudited)  PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 750 million shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B and Class Z shares each consist of 200 million authorized shares. Class C shares consist of 150 million authorized shares.

Transactions in shares of common stock for the six months ended March 31, 1997 and fiscal year ended September 30, 1996 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997:
Shares sold........................   28,107,228   $ 406,070,833
Shares issued in reinvestment of
  distributions....................    2,537,905      34,540,892
Shares reacquired..................  (29,146,270)   (422,473,367)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,498,863      18,138,358
Shares issued upon conversion from
  Class B..........................    1,130,461      15,893,453
                                     -----------   -------------
Net increase in shares
  outstanding......................    2,629,324   $  34,031,811
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1996:
Shares sold........................   30,393,176   $ 429,242,812
Shares issued in reinvestment of
  distributions....................      835,885      10,983,529
Shares reacquired..................  (29,632,995)   (419,271,484)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,596,066      20,954,857
Shares issued upon conversion from
  Class B..........................    1,312,309      18,909,540
Shares reacquired upon conversion
  into Class Z.....................   (4,480,718)    (61,296,301)
                                     -----------   -------------
Net increase in shares
  outstanding......................   (1,572,343)  $ (21,431,904)
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997:
Shares sold........................    6,430,865   $  87,178,093
Shares issued in reinvestment of
  distributions....................    4,656,202      59,320,016
Shares reacquired..................   (6,463,618)    (88,390,060)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    4,623,449      58,108,049
Shares reacquired upon conversion
  into Class A.....................   (1,208,691)    (15,893,453)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,414,758   $  42,214,596
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1996:
Shares sold........................   10,646,908   $ 141,359,376
Shares issued in reinvestment of
  distributions....................    1,340,218      16,779,529
Shares reacquired..................  (11,138,852)   (146,886,969)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      848,274      11,251,936
Shares reacquired upon conversion
  into Class A.....................   (1,382,405)    (18,909,540)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (534,131)  $  (7,657,604)
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Six months ended March 31, 1997:
Shares sold........................      281,674   $   3,805,126
Shares issued in reinvestment of
  distributions....................       56,529         720,186
Shares reacquired..................     (182,296)     (2,493,610)
                                     -----------   -------------
Net increase in shares
  outstanding......................      155,907   $   2,031,702
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1996:
Shares sold........................      403,369   $   5,378,137
Shares issued in reinvestment of
  distributions....................        7,340          91,897
Shares reacquired..................     (226,306)     (3,018,680)
                                     -----------   -------------
Net increase in shares
  outstanding......................      184,403   $   2,451,354
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                     -----
                                       11

Notes to Financial Statements (Unaudited)  PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

Class Z                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997:
Shares sold........................    5,665,811   $  81,984,520
Shares issued in reinvestment of
  distributions....................      792,865      10,814,683
Shares reacquired..................   (5,072,565)    (73,722,914)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,386,111   $  19,076,289
                                     -----------   -------------
                                     -----------   -------------
March 1, 1996(a) through
  September 30, 1996:
Shares sold........................    1,257,435   $  18,189,646
Shares reacquired..................   (1,265,300)    (18,265,504)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................       (7,865)        (75,858)
Shares issued upon conversion from
  Class A..........................    4,480,718      61,296,301
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,472,853   $  61,220,443
                                     -----------   -------------
                                     -----------   -------------
---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
                                     -----
                                       12

Financial Highlights (Unaudited)           PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class A
                                                    -------------------------------------------------------------------------
                                                    Six Months
                                                      Ended                         Year Ended September 30,
                                                    March 31,      ----------------------------------------------------------
                                                       1997          1996         1995         1994        1993        1992
                                                    ----------     --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period............     $  15.30      $  14.18     $  12.40     $  13.06     $ 11.25     $ 10.16
                                                    ----------     --------     --------     --------     -------     -------
Income from investment operations
Net investment income...........................          .02           .04          .05        --            .03         .02
Net realized and unrealized gain on investment
   transactions.................................         1.37          1.75         2.57          .13        3.14        1.47
                                                    ----------     --------     --------     --------     -------     -------
   Total from investment operations.............         1.39          1.79         2.62          .13        3.17        1.49
                                                    ----------     --------     --------     --------     -------     -------
Less distributions
Distributions from net realized capital gains...        (2.43)         (.67)        (.84)        (.79)      (1.36)       (.40)
                                                    ----------     --------     --------     --------     -------     -------
Net asset value, end of period..................     $  14.26      $  15.30     $  14.18     $  12.40     $ 13.06     $ 11.25
                                                    ----------     --------     --------     --------     -------     -------
                                                    ----------     --------     --------     --------     -------     -------
TOTAL RETURN(b):................................         9.81%        13.38%       23.29%        1.13%      30.42%      15.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $258,685      $237,306     $242,231     $103,078     $94,842     $44,845
Average net assets (000)........................     $251,937      $223,091     $174,449     $ 97,877     $69,801     $36,011
Ratios to average net assets:
   Expenses, including distribution fees........         1.20%(c)      1.24%        1.33%        1.33%       1.17%       1.33%
   Expenses, excluding distribution fees........          .95%(c)       .99%        1.08%        1.09%        .97%       1.13%
   Net investment income........................          .23%(c)       .33%         .30%         .00%        .26%        .19%
For Class A, B, C and Z shares:
   Portfolio turnover...........................            4%           53%          64%          82%         68%         99%
   Average commission rate paid per share.......     $  .0453      $  .0515          N/A          N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)           PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class B
                                                    ---------------------------------------------------------------------------
                                                    Six Months
                                                      Ended                          Year Ended September 30,
                                                    March 31,      ------------------------------------------------------------
                                                       1997          1996         1995         1994         1993         1992
                                                    ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period............     $  14.49      $  13.56     $  11.99     $  12.74     $  11.08     $  10.11
                                                    ----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment loss.............................         (.04)         (.06)        (.06)        (.09)        (.06)        (.07)
Net realized and unrealized gain on investment
   transactions.................................         1.30          1.66         2.47          .13         3.08         1.44
                                                    ----------     --------     --------     --------     --------     --------
   Total from investment operations.............         1.26          1.60         2.41          .04         3.02         1.37
                                                    ----------     --------     --------     --------     --------     --------
Less distributions
Distributions from net realized capital gains...        (2.43)         (.67)        (.84)        (.79)       (1.36)        (.40)
                                                    ----------     --------     --------     --------     --------     --------
Net asset value, end of period..................     $  13.32      $  14.49     $  13.56     $  11.99     $  12.74     $  11.08
                                                    ----------     --------     --------     --------     --------     --------
                                                    ----------     --------     --------     --------     --------     --------
TOTAL RETURN(b):................................         9.42%        12.56%       22.37%         .34%       29.40%       14.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $393,804      $378,861     $361,873     $425,502     $376,068     $172,018
Average net assets (000)........................     $395,416      $355,636     $349,929     $399,920     $278,659     $154,601
Ratios to average net assets:
   Expenses, including distribution fees........         1.95%(c)      1.99%        2.08%        2.09%        1.97%        2.13%
   Expenses, excluding distribution fees........          .95%(c)       .99%        1.08%        1.09%         .97%        1.13%
   Net investment loss..........................         (.52)%(c)     (.42)%       (.51)%       (.76)%       (.54)%       (.61)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)           PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class C
                                                    ----------------------------------------------------------------
                                                                                                         August 1,
                                                    Six Months                                            1994(d)
                                                      Ended           Year Ended September 30,            Through
                                                    March 31,      -------------------------------     September 30,
                                                       1997            1996              1995              1994
                                                    ----------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period............      $14.49          $ 13.56           $ 11.99           $ 11.61
                                                       -----            -----             -----             -----
Income from investment operations
Net investment income (loss)....................        (.04)            (.06)             (.06)             (.01)
Net realized and unrealized gain on investment
   transactions.................................        1.30             1.66              2.47               .39
                                                       -----            -----             -----             -----
   Total from investment operations.............        1.26             1.60              2.41               .38
                                                       -----            -----             -----             -----
Less distributions
Distributions from net realized capital gains...       (2.43)            (.67)             (.84)            --
                                                       -----            -----             -----             -----
Net asset value, end of period..................      $13.32          $ 14.49           $ 13.56           $ 11.99
                                                       -----            -----             -----             -----
                                                       -----            -----             -----             -----
TOTAL RETURN(b):................................        9.42%           12.56%            22.37%             3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................      $6,051          $ 4,323           $ 1,545           $   269
Average net assets (000)........................      $5,370          $ 2,786           $   784           $   179
Ratios to average net assets:
   Expenses, including distribution fees........        1.95%(c)         1.99%             2.08%             2.22%(c)
   Expenses, excluding distribution fees........         .95%(c)          .99%             1.08%             1.22%(c)
   Net investment income (loss).................        (.52)%(c)        (.42)%            (.46)%            (.31)%(c)
                                                              Class Z
                                                  -------------------------------
                                                                      March 1,
                                                   Six Months          1996(e)
                                                      Ended            Through
                                                    March 31,       September 30,
                                                      1997              1996
                                                  -------------     -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period............     $ 15.32           $ 13.69
                                                      ------            ------
Income from investment operations
Net investment income (loss)....................         .03               .05
Net realized and unrealized gain on investment
   transactions.................................        1.38              1.58
                                                      ------            ------
   Total from investment operations.............        1.41              1.63
                                                      ------            ------
Less distributions
Distributions from net realized capital gains...       (2.43)               --
                                                      ------            ------
Net asset value, end of period..................     $ 14.30           $ 15.32
                                                      ------            ------
                                                      ------            ------
TOTAL RETURN(b):................................        9.94%            11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $83,812           $68,516
Average net assets (000)........................     $78,854           $66,228
Ratios to average net assets:
   Expenses, including distribution fees........         .95%(c)           .99%(c)
   Expenses, excluding distribution fees........         .95%(c)           .99%(c)
   Net investment income (loss).................         .48%(c)           .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     15

Supplemental Proxy Information             PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Small Companies Fund, Inc. (the 'Fund') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
    F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis
    A. Weil, III and Clay T. Whitehead.

(2) To approve the changes in the Fund's investment restrictions as follows:
    (a) To amend the Fund's restriction regarding shares of other investment companies.
    (b) To amend the Fund's restriction regarding unseasoned issuers.
    (c) To amend the Fund's restriction regarding purchases and sales of options.
    (d) To amend the Fund's restriction regarding foreign currency transactions.

(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending September 30, 1997.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
---------------                                              ----------------             -------------             -----------
(1) Edward D. Beach                                             22,313,214                         --                  829,700
   Delayne Dedrick Gold                                         22,372,323                         --                  770,591
   Robert F. Gunia                                              22,369,412                         --                  773,502
   Donald D. Lennox                                             22,305,834                         --                  837,080
   Douglas H. McCorkindale                                      22,371,316                         --                  771,598
   Mendel A. Melzer                                             22,345,182                         --                  797,732
   Thomas T. Mooney                                             22,373,484                         --                  769,430
   Stephen P. Munn                                              22,388,593                         --                  754,321
   Richard A. Redeker                                           22,348,663                         --                  794,251
   Robin B. Smith                                               22,375,803                         --                  767,111
   Louis A. Weil, III                                           22,373,254                         --                  769,660
   Clay T. Whitehead                                            22,379,592                         --                  763,322

(2) Amendment to restriction:
   (a) regarding shares of other investment companies           17,013,410                    839,952                  929,383
   (b) regarding unseasoned issuers                             16,580,128                  1,196,722                1,005,895
   (c) regarding options                                        16,785,651                  1,038,587                  958,507
   (d) regarding foreign currency transactions                  16,812,363                  1,029,409                  940,973

(3) Price Waterhouse LLP                                        22,131,260                    205,292                  806,362

--------------------------------------------------------------------------------
                                     -----
                                       16

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse  LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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